                           WAIVER TO CREDIT AGREEMENT

     WAIVER, dated as of August 10, 2006 (this "Waiver"), to the CREDIT
AGREEMENT, dated as of February 10, 2006 (as the same may be further amended, supplemented, extended or restated, or otherwise modified from time to time, the
"Credit Agreement"), among BROOKDALE SENIOR LIVING INC., a Delaware corporation
(the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), LEHMAN BROTHERS
INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the
"Lead Arranger"), GOLDMAN SACHS CREDIT PARTNERS L.P., CITIGROUP GLOBAL MARKETS
INC. and LASALLE BANK NATIONAL ASSOCIATION, as co-arrangers (in such capacity, the "Co-Arrangers"), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent (in such capacity, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. and
CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the
"Co-Documentation Agents") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower has requested that the Lenders waive the provisions of Section 6.11 of the Credit Agreement with regard to (x) the pledge of the
Capital Stock of each Subsidiary of ARC listed on Schedule 1 attached hereto
(collectively, the "ARC Subsidiaries") and (y) the obligation of each ARC
Subsidiary to become a guarantor under the Guarantee and Pledge Agreement;

     WHEREAS, the Borrower has requested that the Lenders waive the provisions of Section 6.15 of the Credit Agreement with regard to the environmental conditions set forth therein; and

     WHEREAS, the Lenders have agreed to waive the requested provisions of the
Credit Agreement solely upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise noted herein, terms defined in the
Credit Agreement and used herein shall have the meanings given to them in the
Credit Agreement.

     2. Waiver. (a) The Lenders hereby waive compliance with the terms and conditions of Section 6.11 of the Credit Agreement solely with respect to (x)
the Capital Stock of each ARC Subsidiary and (y) the obligation of each ARC
Subsidiary to become a guarantor under the Guarantee and Pledge Agreement.

     (b) The Lenders hereby waive compliance with the terms and conditions of
Section 6.15 of the Credit Agreement, including, without limitation, the obligation under Section 6.15 to deliver an ESA for each such piece of real estate owned or leased by the Borrower and its Subsidiaries.

     3. Conditions to Effectiveness. This Waiver shall become effective upon the date (the "Waiver Effective Date") on which the Administrative Agent shall have received:

          (a) This Waiver, executed and delivered by a duly authorized officer of the Borrower and the Administrative Agent.

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          (b) A Lender Consent Letter, substantially in the form of Exhibit A (a
     "Lender Consent Letter"), duly executed and delivered by the Required
     Lenders.

     4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that as of the Waiver
Effective Date (before and after giving effect to this Waiver):

          (a) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Waiver Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

          (b) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this
     Waiver and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Waiver Effective
     Date.

          (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Waiver.

     5. Payment of Expenses. The Borrower agrees to pay or reimburse the
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the
Administrative Agent.

     6. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Credit
Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the
Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

     7. Governing Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8. Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Waiver by signing any such counterpart. A set of the copies of this Waiver and the Lender Consent Letters signed by all the parties shall be lodged with the Administrative Agent. Delivery of an executed signature page of this Waiver or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     9. Binding Effect. The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns
(including assignees of its Loans in whole or in part prior to effectiveness hereof).

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     10. Headings, etc. Section or other headings contained in this Waiver are for reference purposes only and shall not in any way affect the meaning or interpretation of this Waiver.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                          BROOKDALE SENIOR LIVING INC.

                          By: /s/ R. Stanley Young
                              ------------------------------------
                              Name:  R. Stanley Young
                              Title: Executive Vice President and Chief
                                     Financial Officer

                          LEHMAN COMMERCIAL PAPER INC., as Administrative
                              Agent

                          By: /s/ Francis X. Gilhool
                              --------------------------------------
                              Name:  Francis X. Gilhool
                              Title: Authorized Signatory

                   [Signature Page to Lender Consent Letter]